Exhibit 10.1

Performance Stock Unit Award Agreement

This Performance Stock Unit Award Agreement (this “Award Agreement”) is made and entered into as of                 , 20    by and between Ashford Hospitality Prime, Inc., a Maryland corporation (the “Company”) and               (the “Participant”). All capitalized terms in this Award Agreement shall have the meanings assigned to them herein.   Capitalized terms not defined herein shall have the meanings assigned to them in the Company’s 2013 Equity Incentive Plan, as the same may be amended from time to time (the “Plan”).

Grant Date:                   , 20

Target Number of Performance Stock Units (“PSUs”):

Performance Period:

1.              Grant.  Pursuant to the terms and conditions of this Award Agreement and the terms and conditions of the Plan, the Company hereby grants the Participant an Award entitling the Participant to receive a number of shares of Common Stock (or other consideration as contemplated in Section 4 below) to be determined following the end of the Performance Period based on the Target Number of PSUs set forth above and the extent to which the performance goals described in Section 2 are achieved.  This grant of PSUs is made in consideration of the services to be rendered by the Participant to the Company, Ashford Inc. (“Advisor”) and/or their respective Affiliates and is subject to the terms and conditions of the Plan.

2.              Vesting; Performance Goals.  Except as otherwise set forth in Section 5 below  subject to the Participant’s continued employment or continued service relationship with the Company, Advisor and/or their respective Affiliates through the last day of the Performance Period, the number of PSUs that vest and the actual number of shares of Common Stock (or other consideration as contemplated in Section 4 below), if any, to be issued to the Participant hereunder shall be equal to the Target Number of PSUs multiplied by the applicable TSR Multiplier (as described below), with straight line interpolation  between the TSR Multipliers set forth below for achievement of any Company percentile ranking between the values set forth below. Any portion of the Target Number of PSUs that fails to vest upon the completion of the Performance Period shall be forfeited.

2.1                The applicable TSR Multiplier shall be as set forth in the table in Section 2.3 below (with straight line interpolation  between the TSR Multipliers set forth below), based on the Company’s percentile ranking determined by comparing the Company’s

Total Stockholder Return over the Performance Period to the Total Stockholder Return realized over the Performance Period by each of the following peer companies:                                              . If any of such peer companies ceases to exist as an independent public company at any time during the Performance Period, then such company shall be disregarded.  For purposes of clarity, Ashford Hospitality Prime’s performance will be compared to that of the peers (using the percent rank function in Microsoft Excel), with Ashford Hospitality Prime’s performance excluded from the calculation of peer company performance (i.e., Ashford Hospitality Prime performance vs. peers).

2.2                               Total Stockholder Return. For purposes of determining the Company’s percentile ranking, the “Total Stockholder Return” of the Company and of each relevant peer company shall be determined pursuant to the following formula:

Total Stockholder Return =	(Final Stock Price - Initial Stock Price) + Reinvested Dividends
Initial Stock Price

“Final Stock Price” shall be the relevant company’s average closing stock price for the 10 trading days preceding the last trading day of the Performance Period.  “Initial Stock Price” shall be the relevant company’s average closing stock price for the 10 trading days preceding the first trading day of the Performance Period.  “Reinvested Dividends” shall be the aggregate number of shares (including fractional shares) that could have been purchased during the Performance Period had each cash dividend paid on a single share during that period been immediately reinvested in additional shares (or fractional shares) at the closing stock price on the applicable dividend payment date. Each of the foregoing amounts shall be equitably adjusted for stock splits, stock dividends, recapitalizations and other similar events affecting the shares in question without the issuer’s receipt of consideration.

2.3                               TSR Multiplier.

Company’s Percentile Ranking	TSR Multiplier
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.              Dividends; Distributions.  In the event that any dividend or other distribution is declared and paid on shares of Company Common Stock after the Grant Date, but prior to the settlement, cancellation or forfeiture of this Award, the Participant shall be entitled to receive, on or about the same date that such dividend or other distribution is paid to the Company’s stockholders, an amount equal to the dividend or other distribution that would have been paid or issued to the Participant on such date had the Participant held a number of shares of Common Stock equal to the Target Number of PSUs.  Such dividend equivalent amount may be paid to the Participant in the same form the actual dividend or distribution was paid to the holders of the Common Stock or in such other form as the Committee deems appropriate under the circumstances.  The Committee shall have the sole discretion to determine the dollar value of any dividend or distribution paid other than in the form of cash, and its determination shall be controlling.

4.              Settlement; Issuance of Shares.  The actual number of shares of Common Stock earned hereunder, shall be issued or paid to the Participant as soon as practicable following the Committee’s certification of the relevant TSR Multiplier (or any acceleration of vesting pursuant to Section 5 below), but in no event later than two and one-half months following the end of the year in which the Award has vested.  The Company shall issue such shares of Common Stock registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, which shall be evidenced by stock certificates representing the shares with the appropriate legends affixed thereto, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.  Notwithstanding the foregoing, the Participant may elect, by providing written notice to the Committee prior to the settlement of his or her Award hereunder, to receive on a one-for-one basis Common Partnership Units (as defined in the Operating Partnership’s Amended and Restated Agreement of Limited Partnership) in Ashford Hospitality Prime Limited Partnership (the “Operating Partnership”) in lieu of any shares of Common Stock otherwise issuable hereunder.

5.              Acceleration of Vesting upon Termination. Should any employment or other written agreement between the Participant and the Company or the Advisor (or their respective Affiliates) provide for accelerated vesting of equity awards held by the Participant in the event of a termination of employment or Change of Control, the terms of such agreement shall govern the treatment of the PSUs granted hereunder, and to the extent not specifically addressed therein, with any accelerated vesting based on the Target Number of PSUs, without any adjustment for achievement of any TSR Multiplier.  If the Participant has no employment or other written agreement or such agreement does not address the treatment of outstanding equity awards upon termination or Change of Control, the Target Number of PSUs, without any adjustment for achievement of any TSR Multiplier, shall immediately vest upon the earliest to occur of: (i) termination or removal of Participant without Cause or termination by or resignation of Participant with Good Reason; (ii) termination, removal or resignation of Participant for any reason within one (1) year following the effective date of a Change of Control; or (iii) death or Disability of the Participant.

6.              Withholding. If the Company, in its discretion, determines that it is obligated to withhold any tax in connection with the vesting of the Award or the provision of any dividend equivalents hereunder, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations. The Participant may satisfy any federal, state or local tax withholding obligation relating to the vesting of the Award or  the provision of any dividend equivalents hereunder by tendering cash payment to the Company, or if permitted by the Committee, by any of the following means: (a) authorizing the Company to withhold shares of Common Stock (or Common Partnership Units)  from the shares of Common Stock (or Common Partnership Units) otherwise issuable to the Participant in settlement of the Award; provided, however, that no shares of Common Stock (or Common Partnership Units) are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (b) delivering to the Company previously owned and unencumbered shares of Common Stock (or Common Partnership Units). The Company also has the right to withhold from any other compensation payable to a Participant.

7.              Tax Liability.  Notwithstanding any action the Company takes with respect to any or all tax or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility, and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of this Award or the subsequent sale of any shares acquired hereunder; and (b) does not commit to structure the Award to reduce or eliminate the Participant’s liability for Tax-Related Items.

8.              No Right to Continued Service; No Rights as Shareholder. Neither the Plan nor this Award Agreement shall confer upon the Participant any right to be retained in any capacity as a service provider to the Company, Advisor or any of their respective Affiliates.  Further, nothing in the Plan or this Award Agreement shall be construed to limit the discretion of the Company, Advisor or any of their respective Affiliates to terminate the Participant’s service at any time, with or without Cause.  The Participant shall not have any rights as a shareholder with respect to any shares of Common Stock subject to the Award unless and until certificates representing the shares have been issued by the Company to the holder of such shares, or the shares have otherwise been recorded on the books of the Company or of a duly authorized transfer agent as owned by such holder.

9.              Transferability. The Award is not transferable by the Participant other than by will or by the laws of descent and distribution or, for estate planning purposes, to one or more immediate family members or related family trusts or partnerships or similar entities.

10.       Compliance with Law.  The issuance of shares of Common Stock (or Common Partnership Units) in settlement of this Award shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed.  No shares of Common Stock (or Common Partnership Units) shall be issued pursuant to this Award unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.  The Participant understands that the Company is under no obligation to register any shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

11.       Notices. Any notice required to be delivered to the Company under this Award Agreement shall be in writing and addressed to the General Counsel of the Company at the Company’s principal corporate offices.  Any notice required to be delivered to the Participant under this Award Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

12.       Governing Law. This Award Agreement will be construed and interpreted in accordance with the laws of the State of Maryland without regard to conflict of law principles.

13.       Interpretation. Any dispute regarding the interpretation of this Award Agreement shall be submitted by the Participant or the Company to the Committee for review.  The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

14.       Award Subject to Plan.  This Award Agreement is subject to the Plan as approved by the Company’s shareholders.  The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference.  In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

15.       Successors and Assigns.  The Company may assign any of its rights under this Award Agreement. This Award Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Award Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom this Award Agreement may be transferred in accordance with Section 9.

16.       Severability. The invalidity or unenforceability of any provision of the Plan or this Award Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Award Agreement, and each provision of the Plan and this Award Agreement shall be severable and enforceable to the extent permitted by law.

17.       Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of PSUs under this Award Agreement does not create any contractual right or other right to receive any PSUs or other awards in the future. Future awards, if any, will be at the sole discretion of the Company.  Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s service with the Company, Advisor and/or their respective Affiliates.

18.       No Guarantee of Tax Consequences.  The Company, Board and Committee make no commitment or guarantee to Participant that any federal, state or local tax treatment will apply or be available to any person eligible for benefits under this Award Agreement and assume no liability whatsoever for the tax consequences to the Participant.

19.       Section 409A.  This Award is intended to be excluded from the requirements of Section 409A of the Code pursuant to the “short-term deferral rule” and this Agreement shall be construed accordingly.

20.       Amendment. The Committee has the right, without the consent of the Participant, to amend, modify or terminate the Award, prospectively or retroactively; provided, that, such amendment, modification or termination shall not, without the Participant’s consent, materially reduce or diminish the value of the Award determined as if the Award had been vested and settled on the date of such amendment or termination.

21.       No Impact on Other Benefits. The value of the Participant’s Award is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar benefit, as applicable, except as otherwise provided in any employment agreement, service agreement or similar agreement in effect between the Company, Advisor or any of their respective Affiliates and the Participant.

22.       Counterparts. This Award Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Award Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

23.       Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Award Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Award subject to all of the terms and conditions of the Plan and this Award Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement as of the date first above written.

ASHFORD HOSPITALITY PRIME, INC.

By:
Name:
Title:

Name: